14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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SCP Pool Corporation

(Name of Registrant as Specified in Its Charter)

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SCP POOL CORPORATION

109 Northpark Boulevard, Suite 400

Covington, Louisiana 70433-5001

March 26, 2004

Dear Stockholder:

You are cordially invited to attend the 2004 annual meeting of stockholders of SCP Pool Corporation (the “Company”) to be held at the office of Jones, Walker, Waechter, Poitevent, Carrere & Denegre L.L.P., 201 St. Charles Avenue, New Orleans, Louisiana 70170-5100, on Thursday, May 6, 2004, at 9:00 a.m., Central Standard Time.

At this year’s meeting, you will vote on the election of the directors, approval of an amendment to the Company’s Amended Certificate of Incorporation to increase the number of authorized shares of the Company’s Common Stock from 40,000,000 to 100,000,000, approval of an amendment to the Company’s 2002 Long-Term Incentive Plan (the “2002 LTIP”) to increase the maximum number of shares of the Company’s Common Stock authorized for issuance thereunder from 1,050,000 to 1,800,000 shares, and the ratification of Ernst & Young LLP’s appointment as independent auditors. You will also consider and act upon such other matters as may properly come before the meeting.

Whether or not you expect to attend the meeting, it is very important that your shares are represented and it would therefore be helpful if you would return your signed and dated proxy in the envelope provided as soon as possible. This will ensure that your vote is counted.

This proxy statement and the accompanying proxy card are first being mailed on or about March 26, 2004, to stockholders of record as of March 12, 2004.

Sincerely,

/s/ Wilson B. Sexton

Wilson B. Sexton
Chairman of the Board

SCP POOL CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Stockholders of SCP Pool Corporation:

The annual meeting of stockholders of SCP Pool Corporation (the “Company”) will be held at the office of Jones, Walker, Waechter, Poitevent, Carrere & Denegre L.L.P., at 201 St. Charles Avenue, New Orleans, Louisiana 70170-5100, on Thursday, May 6, 2004, at 9:00 a.m., Central Standard Time, for the following purposes:

1.	To elect eight persons to serve as directors on the Company’s Board of Directors for a one-year term or until their successors have been elected and qualified;

2.	To approve an amendment to the Company’s Amended Certificate of Incorporation to increase the number of authorized shares of the Company’s Common Stock from 40,000,000 to 100,000,000;

3.	To approve an amendment to the Company’s 2002 Long-Term Incentive Plan (the “2002 LTIP”) to increase the maximum number of shares of the Company’s Common Stock authorized for issuance thereunder from 1,050,000 to 1,800,000 shares;

4.	To ratify the retention of Ernst & Young LLP, certified public accountants, as the Company’s independent auditors for the 2004 fiscal year; and

5.	To act upon such other matters as may properly come before the meeting or any reconvened meeting following any adjournment thereof.

The foregoing items are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has set March 12, 2004, as the record date for the meeting. This means that only record owners of the Company’s Common Stock at the close of business on that date are entitled to notice of, and to vote at, the annual meeting and at any adjournment or postponement thereof.

By Order of the Board of Directors,

/s/ Craig K. Hubbard

Craig K. Hubbard, Secretary

Covington, Louisiana

March 26, 2004

WE URGE EACH STOCKHOLDER TO PROMPTLY SIGN AND RETURN THE ENCLOSED PROXY CARD OR IF APPLICABLE, TO USE TELEPHONE OR INTERNET VOTING. SEE “VOTING PROCEDURES” FOR INFORMATION ABOUT VOTING BY TELEPHONE OR INTERNET.

SCP POOL CORPORATION

109 Northpark Boulevard, Suite 400

Covington, Louisiana 70433-5001

PROXY STATEMENT

We are furnishing this Proxy Statement to our stockholders in connection with the solicitation of proxies by and on behalf of the Board of Directors (the “Board of Directors” or the “Board”) of SCP Pool Corporation (the “Company”) for use at the 2004 annual meeting of our stockholders to be held on May 6, 2004, at 9:00 a.m., Central Standard Time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting (the “Meeting”). The Meeting will be held at the office of Jones, Walker, Waechter, Poitevent, Carrere & Denegre L.L.P., 201 St. Charles Avenue, New Orleans, Louisiana 70170-5100. This Proxy Statement is first being mailed to stockholders on or about March 26, 2004.

Voting Procedures

Only holders of record of the Company’s common stock, $0.001 par value per share (“Common Stock”), at the close of business on March 12, 2004, are entitled to notice of and to vote at the Meeting. On March 12, 2004, we had outstanding [            ] shares of Common Stock, each of which is entitled to one vote.

The holders of a majority of the shares of Common Stock issued and outstanding, present in person or represented by proxy, will constitute a quorum at the Meeting. If a quorum is present, (1) directors will be elected by a plurality vote; (2) the proposed amendment to the Company’s Amended Certificate of Incorporation will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock; and (3) the proposed amendment to the Company’s 2002 Long-Term Incentive Plan (the “2002 LTIP”) and the ratification of the retention of the independent auditors will require the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Meeting.

Management does not know of any items, other than those referred to in the accompanying Notice of Annual Meeting of Stockholders, which may properly come before the Meeting or other matters incident to the conduct of the Meeting. If, however, any other matters properly come before the Meeting, the persons named as proxies in the enclosed form of proxy intend to vote in accordance with their judgment on the matters presented.

Abstentions will be treated as present both for purposes of determining a quorum and with respect to each proposal other than the election of directors. If brokers do not receive instructions from beneficial owners as to the granting or withholding of proxies, and may not or do not exercise discretionary power to grant a proxy with respect to such shares (a “broker non-vote”), then shares not voted on such proposal, other than the election of directors, will be counted as not present and not cast with respect to such proposal. Accordingly, abstentions will have no effect on the election of directors, but will have the effect of a vote against the other proposals, and broker non-votes will have no effect on the election of directors, the ratification of the independent auditors, or the amendment to the Company’s 2002 LTIP, but will have the effect of a vote against the amendment to the Company’s Amended Certificate of Incorporation.

If you come to the Meeting, you can, of course, vote in person. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Meeting, you must obtain from the record holder a proxy issued in your name. If you do not come to the Meeting, your shares can be voted only if you have returned a properly executed proxy. If you hold your shares through a bank, broker, or other nominee, you must provide voting instructions to the bank, broker, or nominee; obtain a proxy issued in your name from such record holder; or if your bank, broker, or nominee makes telephone or Internet voting available, follow the instructions the bank, broker or nominee will enclose with the proxy statement. If you execute and return your proxy, but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors. You can revoke your authorization at any time before the shares are voted at the Meeting by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date. The proxy will also be deemed revoked with respect to any matter on which you vote in person at the Meeting. Attendance at the Meeting will not in and of itself constitute a revocation of a proxy. Unless otherwise marked, properly executed proxies in the form of the accompanying proxy card will be voted in favor of the election of each of the nominees, approval of the proposed amendment to the Company’s Amended Certificate of Incorporation, approval of the proposed amendment to the Company’s 2002 LTIP, and the ratification of the independent auditors.

Solicitation

The Company will bear the entire cost of soliciting proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Banks, brokerage houses and other nominees or fiduciaries will be requested to forward the soliciting materials to their principals and to obtain authorization for the execution of proxies. The Company will, upon request, reimburse them for their expenses in so acting. Certain employees of the Company, who will receive no additional compensation for their services, may also solicit proxies by telephone, facsimile or electronic mail.

ELECTION OF DIRECTORS

(Proposal 1)

General

The Company’s By-laws, as amended, provide that the size of the Board shall be fixed from time to time by resolution of the Board and vacancies on the Board may be filled by a majority of the directors then in office. On February 10, 2004, the Board unanimously approved a resolution authorizing an increase in the number of directors from seven to eight. Presently, seven directors serve on the Board.

At the Meeting, eight directors are to be elected to one-year terms, each to hold office until his successor is elected and qualified. Unless authority to vote for the election of directors is withheld by appropriate designation on the proxy, the proxies solicited hereby will be voted FOR the election of each nominee. If any nominee should decline or be unable to serve for any reason, votes will instead be cast for a substitute nominee designated by the Board. The Board has no reason to believe that any nominee will decline to be a candidate or, if elected, will be unable or unwilling to serve. Under the Company’s By-laws, as amended, directors are elected by plurality vote.

Information about the Company’s Directors and Nominees

The following information sets forth, as of February 20, 2004, certain information about the Company’s directors and nominees all of whom have been nominated for election to the Board. Unless otherwise indicated, each person has been engaged in the principal occupation shown for the past five years.

WILSON B. SEXTON	Director since 1993
Covington, Louisiana	Age 67

Mr. Sexton has been the Chairman of the Board and a director of the Company since 1993. From May 2001 to the present, Mr. Sexton has remained employed by the Company primarily in the area of investor relations. From January 1999 to May 2001, Mr. Sexton served as Chief Executive Officer of the Company.

ANDREW W. CODE	Director since 1993
Chicago, Illinois	Age 45

Mr. Code has been a general partner of CHS Management Limited Partnership (“CHS Management”) and a general partner of Code, Hennessy & Simmons Limited Partnership (“CHS”) since August 1988.

Chairman of the Compensation Committee of the Board of Directors of the Company.

JAMES J. GAFFNEY	Director since 1998
Los Angeles, California	Age 63

From 1997 through 2003, Mr. Gaffney served as Vice Chairman of the Board of Viking Pacific Holdings, Ltd. and Chairman of the Board of Vermont Investments, Ltd., a New Zealand-based conglomerate, and provided consulting services to GS Capital Partners II, L.P. (a private investment fund affiliated with Water Street Corporate Recovery Fund I, L.P. and Goldman, Sachs & Co.), and other affiliated investment funds. Mr. Gaffney presently serves as Chairman of the Board of Directors of Imperial Sugar Company and as a director of Hexcel Incorporated.

Chairman of the Nominating and Corporate Governance Committee and member of the Audit and Compensation Committees of the Board of Directors of the Company.

MANUEL J. PEREZ DE LA MESA	Director since 2001
Covington, Louisiana	Age 47

Mr. Perez de la Mesa has been Chief Executive Officer of the Company since May 2001 and has also been the President of the Company since February 1999. Mr. Perez de la Mesa served as Chief Operating Officer of the Company from February 1999 to May 2001. Prior to joining the Company, Mr. Perez de la Mesa served as Vice President, Distribution Operations for Watsco, Inc., a HVAC/R distribution company, from 1996 to January 1999.

ROBERT C. SLEDD	Director since 1996
Richmond, Virginia	Age 51

Mr. Sledd has served as Chairman of the Board of Directors of Performance Food Group Company (“PFG”) since February 1995 and has served as a director of that company since 1987. Mr. Sledd served as Chief Executive Officer of PFG from 1987 to 2001. Mr. Sledd is also a director of Union Bankshares Holding Co.

Member of the Audit Committee and the Compensation Committee of the Board of Directors of the Company.

JOHN E. STOKELY	Director since 2000
Glen Allen, Virginia	Age 51

Mr. Stokely has served as President of JES, Inc., an investment and consulting firm, since August 1999. From January 1997 to August 1999, Mr. Stokely was the President, Chief Executive Officer and Chairman of the Board of Directors of Richfood Holdings, Inc., a food retailer and wholesale grocery distributor that merged with Supervalu, Inc. in August 1999. Mr. Stokely is also a director of PFG, Nash Finch Company, and Transaction Systems Architects, Inc.

Chairman of the Audit Committee and member of the Nominating and Corporate Governance Committee of the Board of Directors of the Company.

HARLAN F. SEYMOUR	Director since 2003
Glen Allen, Virginia	Age 54

Mr. Seymour has conducted personal investments and business advisory services through HFS LLC, of which he serves as sole executive officer, since March 31, 2001. From June 2000 through March 2001, he served as Executive Vice President of ENVOY Corporation, which became a wholly-owned subsidiary of Quintiles Transnational Corp. in March 1999. From March 1999 to June 2000, he served as an independent consultant to ENVOY Corporation. From July 1997 to March 1999, he served as Senior Vice President of ENVOY Corporation and also served on that company’s Board of Directors. Mr. Seymour also presently serves as Chairman of the Board of Transaction Systems Architects, Inc.

Member of the Audit Committee and the Nominating and Corporate Governance Committee of the Board of Directors of the Company.

GEORGE T. HAYMAKER, JR.	Director Nominee
San Francisco, California	Age 66

Mr. Haymaker is Chairman of the Board of Kaiser Aluminum Corporation (“Kaiser”), having served in that position since October 2001. He was also Chief Executive Officer of Kaiser from January 1994 until his retirement in December 1999. Mr. Haymaker also presently serves as a director of Flowserve Corporation and Hayes Lemmerz International, Inc.

The Board of Directors unanimously recommends that the stockholders vote “FOR” the election of the nominees.

Information about Executive Officers

The following information sets forth, as of February 20, 2004, certain information about the Company’s 2003 executive officers, all of whom are expected to remain in their current positions following the Meeting.

A. DAVID COOK	Age 48

Mr. Cook has served as Vice President of the Company since February 1997. From December 1993 until February 1997, he served as the Director of National Sales Development for the Company’s principal operating subsidiary.

CRAIG K. HUBBARD	Age 52

Mr. Hubbard has served as Chief Financial Officer, Treasurer and Secretary of the Company since February 1997. From December 1993 until February 1997, he served as Controller for the Company’s principal operating subsidiary.

DONALD L. MEYER	Age 48

Mr. Meyer has served as Corporate Controller, Assistant Secretary and Assistant Treasurer since February 2002. Prior to that, he served as Controller from December 1997 until February 2002 and Assistant Controller from August 1995 until December 1997.

JOHN M. MURPHY	Age 43

Mr. Murphy has served as Vice President of the Company since February 1997. From December 1993 until February 1997, Mr. Murphy served as Director of Marketing for the Company’s principal operating subsidiary.

STEPHEN C. NELSON	Age 57

Mr. Nelson has served as Vice President of the Company since May 2002. He has also served as a General Manager since June 1998. From 1996 until 1998, Mr. Nelson was the Senior Business Consultant–Supply Chain Management for General Electric Information Services.

RICHARD P. POLIZZOTTO	Age 62

Mr. Polizzotto has served as Vice President of the Company since May 1995. He has also served as Vice President of the Company’s principal operating subsidiary since December 1993.

CHRISTOPHER W. WILSON	Age 49

Mr. Wilson has served as Vice President of the Company since May 2002. He has also served as a General Manager since March 1998. From 1976 until 1998, Mr. Wilson was the General Manager for Genuine Parts Company - Los Angeles, California.

Other Information About The Board Of Directors And Its Committees

The Board of Directors met five times during 2003. During the last full fiscal year each director attended 75% or more of the total number of meetings of the Board, and 75% or more of the total number of meetings held by all committees of the Board on which he served. The Board has determined that each member of the Board, other than Messrs. Perez de la Mesa and Sexton, meets the definition of “independent director” as defined by Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. (“NASD”). Mr Stokely has been designated by the Board as its lead independent director and as such, Mr. Stokely will preside at any meetings of the Board’s independent directors and perform such other functions as the Board may direct, including recommending agenda items for Board meetings.

In 2003, each non-employee director was paid an annual retainer of $8,000. Prior to August 6, 2003, each non-employee director also received an attendance fee of $2,000 for each Board meeting attended, $1,000 for each committee meeting attended, except that the chairman of the audit committee received an attendance fee of $2,000 for each committee meeting attended, and $500 for each scheduled telephone meeting attended. Commending on August 6, 2003, the Board authorized and approved the payment to each non-employee director an attendance fee of $4,000 for each Board meeting attended, $2,000 for each committee meeting attended, except that the chair of each committee receives an attendance fee of $4,000 for each committee meeting attended, and $1,000 for each scheduled telephone meeting attended. All directors are reimbursed for reasonable out-of-pocket expenses incurred in attending Board and committee meetings.

Under the SCP Pool Corporation 1996 Non-Employee Directors Equity Incentive Plan, as amended and restated (the “Director’s Plan”), upon election and each year thereafter, each non-employee director is granted an option to purchase 8,500 shares of Common Stock. Options granted pursuant to the Director’s Plan become exercisable after completion of one year of service as a director. The option price per share of Common Stock under the Director’s Plan is equal to 100% of the fair market value of the Common Stock at the date of grant. Each option granted under the Director’s Plan is exercisable for ten years after the date of grant. Non-employee directors may elect to receive additional shares of Common Stock under the Director’s Plan in lieu of the cash compensation otherwise due them.

Stockholders may communicate with members of the Company’s Board by mail addressed to the full Board, a specific member of the Board or to a particular committee of the Board at 109 Northpark Boulevard, Suite 400, Covington, Louisiana 70433.

The Company has adopted a Code of Business Conduct and Ethics that applies to the Company’s employees, officers (including the Company’s principal executive officer and principal financial officer) and directors. The Company’s Code of Business Conduct and Ethics is posted on the Company’s website at www.scppool.com and can also be obtained free of charge by sending a request to the Company’s Corporate Secretary at 109 Northpark Boulevard, Suite 400, Covington, Louisiana 70433.

The Board presently has an Audit committee, a Compensation committee, and a Nominating and Corporate Governance Committee described as follows:

Audit Committee. The Audit Committee assists the Board in monitoring (1) management’s process for ensuring the integrity of the financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s internal audit function and independent auditors, and (4) management’s process for ensuring the Company’s compliance with legal and regulatory requirements. The Audit Committee’s specific responsibilities are set forth in its written charter, a copy of which is included as Appendix A. The Board of Directors has determined that each member of the Audit Committee meets the definition of an “independent director” as defined by the Securities and Exchange Commission (“SEC”) and NASD Rules 4200(a)(15) and 4350(d)(2)(A), and that Messrs. Stokely, Gaffney and Sledd qualify as “financial experts” as defined by the SEC and NASD Rule 4350(d)(2)(A). During 2003, the Audit Committee held five meetings in person and three meetings via telephone conference.

Compensation Committee. The Compensation Committee makes recommendations to the Board regarding the compensation of officers of the Company, the awards under the Company’s compensation and benefit plans and the Company’s compensation policies and practices. The Compensation Committee’s specific responsibilities are set forth in its written charter, a copy of which is included as Appendix B. The Board of Directors has determined that each member of the Compensation Committee meets the definition of an “independent director” as defined by NASD Rule 4200(a)(15). The Compensation Committee met one time during 2003.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee’s primary purpose is to provide oversight on a broad range of issues surrounding the composition of the Board, including identifying individuals qualified to become Board members, recommending to the Board director nominees for the next annual meeting of stockholders, and assisting the Board in the areas of committee member selection, evaluation of the overall effectiveness of the Board and committees of the Board, and review and consideration of corporate governance practices. The Nominating and Corporate Governance Committee has the authority to recommend to the Board candidates for Board membership. Stockholders may also make recommendations for director nominations by sending a letter to the

Nominating and Corporate Governance Committee, or may make a nomination by complying with the notice procedures set forth in the Company’s By-laws, as amended. The specific responsibilities of the Nominating and Corporate Governance Committee are set forth in its written charter, a copy of which is included as Appendix C. The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee meets the definition of an “independent director” as defined by NASD Rule 4200(a)(15). The Nominating and Corporate Governance Committee met one time during 2003.

When identifying, evaluating and considering potential candidates for membership on the Company’s Board, including those recommended or nominated by stockholders, the Nominating and Corporate Governance Committee considers relevant educational, business and industry experience and demonstrated character and judgment.

PRINCIPAL STOCKHOLDERS

The following table sets forth, as of February 20, 2004, certain information regarding beneficial ownership of Common Stock by (i) each of the Named Executive Officers (as defined below in “Executive Compensation”), (ii) each director and nominee of the Company, (iii) all of the Company’s directors and executive officers as a group and (iv) each stockholder known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, all as in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 (the “Exchange Act”). Based on information furnished to the Company by such stockholders, unless otherwise indicated, all shares indicated as beneficially owned are held with sole voting and investment power.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)		Percentage of Outstanding Common Stock
Wilson B. Sexton	854,409	(2)	2.4%

Andrew W. Code	263,650	(3)	*

James J. Gaffney	46,500	(4)	*

Manuel J. Perez de la Mesa	443,348	(5)	1.2%

Robert C. Sledd	251,099	(6)	*

John E. Stokely	53,108	(7)	*

Harlan F. Seymour	0		*

George T. Haymaker, Jr.	0		*

A. David Cook	123,156	(8)	*

John M. Murphy	160,292	(9)	*

Richard P. Polizzotto	180,656	(10)	*

Christopher W. Wilson	10,164		*

Wasatch Advisors, Inc.	2,351,285	(11)	6.6%

Kayne Anderson Rudnick Investment Management, LLC	2,154,361	(12)	6.1%

T. Rowe Price	3,210,662	(13)	9.0%

TimesSquare Capital Management, Inc.	2,726,882	(14)	7.7%

FMR Corp.	2,098,720	(15)	5.9%

All executive officers and directors as a group (14 persons)	2,494,600	(16)	7.0%

*	Less than one percent.
1.	Shares reflect the 3-for-2 split effected in September 2003.
2.	Includes (i) 614,250 shares that may be acquired upon the exercise of presently exercisable options all of which are held by a trust for which Mr. Sexton serves as trustee for the benefit of his adult children, and (ii) 18,000 shares held directly by a charitable foundation over which Mr. Sexton has voting and investment power with respect to such shares.

3.	Includes (i) 101,430 shares that Mr. Code has the right to acquire upon the exercise of presently exercisable options, (ii) 50,548 shares held directly by a charitable foundation of which Mr. Code is a director, President and the sole member (although neither Mr. Code nor any members of his immediate family have a pecuniary interest in such shares), (iii) 4,554 shares held by Mr. Code as custodian for his minor children under the Uniform Gifts to Minors Act, and (iv) 5,118 shares held by Code, Hennessy & Simmons Limited Partnership, a partnership of which Mr. Code is a general partner.
4.	Includes 12,750 shares that Mr. Gaffney has the right to acquire upon the exercise of presently exercisable options.
5.	Includes 168,750 shares that Mr. Perez de la Mesa has the right to acquire upon the exercise of presently exercisable options. Also includes 4,749 shares beneficially owned by Mr. Perez de la Mesa’s children.
6.	Includes 126,802 shares that Mr. Sledd has the right to acquire upon the exercise of presently exercisable options. Also includes 68,625 shares that are held in three trusts for the benefit of Mr. Sledd’s minor children, for which Mr. Sledd serves as the trustee.
7.	Includes 50,858 shares that Mr. Stokely has the right to acquire upon the exercise of presently exercisable options.
8.	Includes 68,345 shares that Mr. Cook has the right to acquire upon the exercise of presently exercisable options.
9.	Includes 34,595 shares that Mr. Murphy has the right to acquire upon the exercise of presently exercisable options.
10.	Includes 108,700 shares that Mr. Polizzotto has the right to acquire upon the exercise of presently exercisable options, and 22,500 shares beneficially owned by Mr. Polizzotto’s wife.
11.	Based upon such holder’s Schedule 13G/A filed with the SEC on February 18, 2004. The business address of such holder is 150 Social Hall Avenue, Salt Lake City, Utah 84111.
12.	Based upon such holder’s Schedule 13G filed with the SEC on February 10, 2004. The business address of such holder is 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067.
13.	Based upon such holder’s Schedule 13G/A filed with the SEC on February 11, 2004. These securities are owned by various individual and institutional investors (including T. Rowe Price Small-Cap Stock Fund, Inc., which holds sole voting power with respect to 1,252,919 shares), for which T. Rowe Price Associates, Inc. (“Price Associates”) serves as an investment adviser with sole power to direct investments. Price Associates also holds sole voting power with respect to 1,003,308 of such shares. The business address of such holders is 100 E. Pratt Street, Baltimore, Maryland 21202. For purposes of the reporting requirements of the Exchange Act, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.
14.	Based upon such holder’s Schedule 13G/A filed with the SEC on February 13, 2004. All of the shares reported are owned by investment advisory clients of TimesSquare Capital Management, Inc. (“TimesSquare”). In its role as investment adviser, TimesSquare has dispositive power with respect to these shares and voting power with respect to certain of these shares. TimesSquare shares dispositive power with certain clients as to 454,700 of these shares. As the ultimate parent company of TimesSquare, CIGNA Corporation (“CIGNA”) may be deemed to beneficially own, and to share voting and dispositive power with respect to, the 2,726,882 shares that may be deemed to be beneficially owned by TimesSquare. The business address of TimesSquare is Four Times Square, 25th Floor, New York, New York 10036 and the business address of CIGNA is One Liberty Place, Philadelphia, Pennsylvania 19192.
15.	Based upon such holder’s Schedule 13G/A filed with the SEC on February 17, 2004. Fidelity Management & Research Company (“Fidelity”), a wholly-owned subsidiary of FMR Corp. and an investment adviser, is the beneficial owner of 1,384,800 of these shares as a result of acting as investment adviser to various investment companies. Edward C. Johnson, Chairman of FMR Corp., and FMR Corp., through its control of Fidelity, and the funds each has sole power to dispose of these 1,384,800 shares. Neither FMR Corp. nor Edward C. Johnson, has the power to vote or direct the voting of shares owned directly by Fidelity Funds, which power resides with the Funds’ Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds’ Boards of Trustees. Fidelity Management Trust Company, a wholly-owned subsidiary of FMR Corp. and a bank, is the beneficial owner of 713,920 of these shares as a result of its serving as investment manager of institutional accounts. Edward C. Johnson and FMR Corp., through its control of Fidelity Management Trust Company, each has sole dispositive power over these 713,920 shares and sole power to vote or to direct the voting of these 713,920 shares. Members of the Edward C. Johnson family are the predominant owners of Class B shares of common stock of FMR Corp., representing approximately 49% of the voting power of FMR Corp. Mr. Johnson owns 12% and Abigail Johnson owns 24.5% of the aggregate outstanding voting stock of FMR Corp. The Johnson family group and all other Class B shareholders have entered into a shareholders’ voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Accordingly, through their ownership of voting common stock and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR Corp. The business address of FMR Corp., Fidelity, and Fidelity Management Trust Company is 82 Devonshire Street, Boston, Massachusetts 02109.
16.	Includes 1,442,049 shares that such persons have the right to receive upon the exercise of presently exercisable options.

EXECUTIVE COMPENSATION

The following table sets forth all cash compensation and options granted for each of the three years ended December 31, 2003, December 31, 2002, and December 31, 2001, to the Company’s Chief Executive Officer and each of its four other most highly compensated executive officers (collectively, the “Named Executive Officers”).

				Long-Term Compensation Awards

		Annual Compensation		No. of Shares Underlying Options Granted (1)
Name and Principal Position	Year	Salary	Bonus		All Other Compensation
Manuel J. Perez de la Mesa President and Chief Executive Officer	2003 2002 2001	304,596 289,654 270,096	255,000 246,500 206,250	60,000 60,000 168,750	8,113 7,405 9,037	(2)

A. David Cook Vice President	2003 2002 2001	179,731 169,769 159,615	169,200 133,450 120,000	22,500 22,500 33,750	7,453 7,405 9,037	(3)

John M. Murphy Vice President	2003 2002 2001	179,731 169,769 159,615	168,300 144,500 124,800	22,500 22,500 33,750	8,113 7,405 9,037	(2)

Richard P. Polizzotto Vice President	2003 2002 2001	149,811 142,838 135,881	114,300 94,237 103,360	18,000 18,000 20,250	7,453 7,051 8,812	(3)

Christopher W. Wilson Vice President	2003 2002 2001	159,508 146,994 139,852	142,450 135,828 120,000	9,000 9,000 13,500	7,453 6,540 7,649	(3)

1.	All shares have been adjusted for a 3-for-2 stock split in September 2003.
2.	Consists of the following contributions: $2,113 life, health and long-term disability insurance premiums and $6,000 contributed under the Company’s 401(k) plan.
3.	Consists of the following contributions: $1,453 life, health and long-term disability insurance premiums and $6,000 contributed under the Company’s 401(k) plan.

The following table sets forth information with respect to the Named Executive Officers concerning options granted during 2003.

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants (1)
Name	No. of Shares Underlying Options Granted		% of Total Options Granted to Employees In 2003	($) Exercise or Base Price	Expiration Date	($) Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
						5%	10%
Manuel J. Perez de la Mesa	60,000	(2)	10.1%	17.97	2/11/13	678,418	1,720,866
A. David Cook	22,500	(3)	3.8%	17.97	2/11/13	254,407	645,325
John M. Murphy	22,500	(3)	3.8%	17.97	2/11/13	254,407	645,325
Richard P. Polizzotto	18,000	(3)	3.0%	17.97	2/11/13	203,525	516,260
Christopher W. Wilson	9,000	(2)	1.5%	17.97	2/11/13	101,763	258,130

1.	All options will vest immediately upon a change of control of the Company.
2.	Options fully vest February 11, 2008.
3.	Options vest in one-half increments on February 11, 2006 and February 11, 2008.

The following table sets forth information with respect to the Named Executive Officers concerning option exercises during the fiscal year ended December 31, 2003 and unexercised options held as of December 31, 2003.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND

AGGREGATE OPTION VALUES AS OF DECEMBER 31, 2003

			Number of Securities Underlying Unexercised Options at Year End		Value of Unexercised In-the- Money Options at Year End
Name	Shares Acquired on Exercise	($) Value Realized	Exercisable	Unexercisable	($) Exercisable	($) Unexercisable
Manuel J. Perez de la Mesa	40,500	746,429	—	666,750	—	15,492,983
A. David Cook	—	—	54,844	116,719	1,505,509	2,485,709
John M. Murphy	—	—	21,094	116,719	536,209	2,485,712
Richard P. Polizzotto	—	—	100,598	81,562	2,974,164	1,703,931
Christopher W. Wilson	15,187	492,317	—	61,031	—	1,401,737

Executive Employment Agreements

In January 1999, the Company entered into an employment agreement with Manuel J. Perez de la Mesa, pursuant to which, the Company pays Mr. Perez de la Mesa an annual base salary currently set at $335,000, to be reviewed annually by the Board, and an annual bonus in an amount determined by the Compensation Committee based on achievement of certain specified goals and objectives. Pursuant to the employment agreement, Mr. Perez de la Mesa also receives an allowance of up to $700 per month for the lease of an automobile of his choice. Upon any termination of Mr. Perez de la Mesa’s employment by the Company other than for cause (as defined in the agreement), Mr. Perez de la Mesa is entitled to receive his base salary for a period of six months thereafter. The agreement also provides that Mr. Perez de la Mesa shall not compete with the Company for two years following the termination of his employment.

The Company also has employment agreements with the other Named Executive Officers, similar in nature to Mr. Perez de la Mesa’s, except that upon termination by the Company other than for cause (as defined in the agreement), the severance pay is for a period of up to three months and the non-compete is for one year following termination, and providing for current base salaries of $190,000, $190,000, $162,000 and $156,000, for Messrs. Cook, Murphy, Wilson and Polizzotto, respectively.

Neither the Compensation Committee nor Audit Committee Report set forth below shall be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and neither shall be deemed filed under such acts.

REPORT OF THE COMPENSATION COMMITTEE OF

THE BOARD OF DIRECTORS OF SCP POOL CORPORATION

The Compensation Committee of the Board of Directors, which is comprised solely of independent directors, administers all Company stock plans and reviews and makes recommendations to the Board regarding compensation and benefits of executive officers and other key employees of the Company. After consideration of the Compensation Committee’s recommendations, the entire Board reviews and approves the salaries, bonuses and benefit programs for the Company’s executive officers and certain other key employees.

Compensation Philosophy

The compensation philosophy of the Company is to link executive compensation to continuous improvements in corporate performance and increases in stockholder value. The goals of the Company’s executive compensation program are as follows:

•	to establish pay levels that are necessary to retain and attract highly qualified executives in light of the overall competitiveness of the market for high quality executive talent;
•	to recognize superior individual performance, new responsibilities and new positions within the Company;
•	to balance short-term and long-term compensation to complement the Company’s annual and long-term business objectives and strategy and encourage executive performance in furtherance of the fulfillment of those objectives;
•	to provide variable compensation opportunities based on the Company’s performance;
•	to encourage stock ownership by executives; and
•	to align executive remuneration with the interests of the stockholders.

Compensation Program Components

The Compensation Committee regularly reviews the Company’s executive compensation program to ensure that pay levels and incentive opportunities are competitive with similar positions in the market and reflect the performance of the Company. Each element of the compensation program for executive officers is further explained below.

Base Salary. The base salary levels for all executive officers are set based upon the officer’s level of responsibility, experience, past performance and the competitive market for executive talent.

Annual Incentive Bonus. The annual cash bonuses paid to the executive officers are paid according to formulas that are based almost entirely on objective performance criteria with a small component being discretionary. The objective performance measures used to calculate the bonus of Mr. Perez de la Mesa for 2003 were earnings per share, return on total assets, cash flow from operations and organizational development. The objective portion of the bonuses of the other executive officers was based upon earnings per share and various other performance measures pertinent to the officer’s area of responsibility. The Company utilizes annual bonuses to focus corporate behavior on the achievement of goals for growth, financial performance and other specific annual objectives.

Stock Options. The Compensation Committee believes that the Company can closely align executive interests with the longer term interests of stockholders by encouraging equity participation in the Company. The individual option grant levels for all of the executive officers for 2003 were based upon each respective officer’s level of responsibility.

Certain Tax Considerations

Section 162(m) of the Internal Revenue Code (the “Code”) limits the deductibility by the Company of annual compensation over $1.0 million paid to any of the Named Executive Officers, unless the compensation is “performance-based.” The Company’s policy with respect to Section 162(m) is to make reasonable efforts to ensure that compensation is deductible without limiting the Company’s ability to attract and retain qualified executives.

Summary

After its review of all existing programs, the Compensation Committee believes that the total compensation program for executives of the Company is focused on increasing value for stockholders and enhancing corporate performance. The Compensation Committee currently believes that a significant portion of compensation of executive officers is properly tied to stock appreciation through stock options or stock ownership. The Compensation Committee believes that executive compensation levels at the Company are extremely competitive with the compensation programs provided by other corporations with which the Company competes for executive talent.

COMPENSATION COMMITTEE

Andrew W. Code, Chairman

James J. Gaffney

Robert C. Sledd

Compensation Committee Interlocks and Insider Participation

During the last fiscal year, none of the members of the Compensation Committee were officers or employees of the Company or any of its subsidiaries. No executive officer of the Company served in the last fiscal year as a director or member of the board of directors or compensation committee of another entity, one of whose executive officers served as a director or member of the Board or Compensation Committee of the Company.

REPORT OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS OF SCP POOL CORPORATION

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

In this context, the Audit Committee has met and held discussions with management and the Company’s internal and independent auditors. Management represented to the Audit Committee that the Company’s audited financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

In addition, the Audit Committee has discussed with the independent auditors the auditor’s independence from the Company and management, including matters in the written disclosures provided by the independent auditors to the Audit Committee as required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

The Audit Committee has discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee has met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Audit Committee has determined that the rendering of all non-audit services by the Company’s independent auditors is compatible with maintaining the auditor’s independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the SEC. The Committee has also approved, subject to stockholder ratification, the selection of the Company’s independent auditors.

AUDIT COMMITTEE
John E. Stokely, Chairman
James J. Gaffney
Harlan F. Seymour
Robert C. Sledd

PERFORMANCE GRAPH

The graph below compares the total stockholder return on the Company’s Common Stock for the last five fiscal years with the total return on the Nasdaq US Index and the S&P SmallCap 600 Index for the same period, in each case assuming the investment of $100 on December 31, 1998 and the reinvestment of all dividends. The Company has chosen S&P SmallCap 600 Index for comparison because the Company does not believe that it can reasonably identify a peer group or a published industry or line-of-business index that contains companies in a similar line of business and because the S&P SmallCap 600 Index includes companies of similar capitalization to the Company.

	Total Return
	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
SCP Pool Corporation	$100	$171	$298	$408	$434	$729
S&P SmallCap 600 Index	100	112	126	134	114	159
Nasdaq US Index	100	185	112	89	61	92

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In October 1999, the Company entered into a lease agreement with S&C Development, L.L.C., for a service center in Mandeville, Louisiana. The sole member of S&C Development, L.L.C., is A. David Cook, an SCP executive officer. The seven year lease term commenced on January 1, 2000, and provides for rental payments of $6,510 per month. In January 2002, the Company entered into a lease agreement with S&C Development, L.L.C., for additional warehouse space adjacent to the Mandeville service center. The five year lease term commenced on February 4, 2002, and provides for rental payments of $4,123 per month. The total $10,633 monthly lease payment is for both facilities consisting of 21,100 square feet.

In January 2001, the Company entered into a lease agreement with S&C Development, L.L.C., for a service center in Oklahoma City, Oklahoma. The ten year lease term commenced on November 10, 2001, and provides for rental payments of $12,371 per month for the 25,000 square foot facility.

In March 1997, the Company entered into a lease agreement with Kenneth St. Romain for a service center in Baton Rouge, Louisiana. Kenneth St. Romain is the son of Frank J. St. Romain, who was President and Chief Executive Officer of SCP until January 1999 and was a director of SCP until May 2003. In January 2002, the Company extended this lease for a second term of five years which commenced on March 1, 2002. The lease agreement provides for rental payments of $10,137 per month for the 23,500 square foot facility.

In May 2001, the Company entered into a lease agreement with Kenneth St. Romain for a service center in Jackson, Mississippi. The seven year lease term commenced on November 16, 2001, and provides for rental payments of $8,566 per month for the 20,000 square foot facility.

The Company believes the leases discussed above reflect fair market rates.

In February 2002, the Board determined that the Company will no longer enter into additional leases or material transactions with related parties.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons owning more than 10% of a registered class of the Company’s equity securities to file with the SEC reports of ownership and changes in ownership of the Company’s Common Stock. Directors, executive officers and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished, management believes that the directors, executive officers and greater than 10% stockholders timely complied with these requirements with the exception of one Form 5 amendment for Wilson B. Sexton correcting an inadvertent overstatement of a gift and the following reports that were inadvertently filed late: one Form 4 reporting one option grant made to each of Wilson B. Sexton, Manuel J. Perez de la Mesa, A. David Cook, John M. Murphy, Richard P. Polizzotto, Christopher W. Wilson, Steven C. Nelson, Andrew W. Code, James J. Gaffney, John E. Stokely, Robert C. Sledd, Craig K. Hubbard and Donald L. Meyer.

PROPOSAL TO AMEND THE RESTATED CERTIFICATE OF INCORPORATION TO

INCREASE AUTHORIZED SHARES

(Proposal 2)

In February 2004, the Board of Directors approved, subject to stockholder approval, an amendment to the Company’s Restated Certificate of Incorporation increasing the number of authorized shares of Common Stock from 40,000,000 to 100,000,000, and recommends its approval by the stockholders (the “Common Stock Amendment”). The text of the Common Stock Amendment is attached hereto as Appendix D and is incorporated by reference.

The Company is presently authorized to issue 40,000,000 shares of Common Stock. As of March 12, 2004, there were [            ] shares of Common Stock issued and outstanding and [            ] shares of Common Stock reserved for issuance under the Company’s stock option plans. The additional Common Stock proposed to be authorized by adoption of the Common Stock Amendment would have rights identical to the currently outstanding Common Stock of the Company. If the Common Stock Amendment is adopted, it will become effective upon filing of the Certificate of Amendment with the Secretary of State of the State of Delaware.

The Board recommends that the Common Stock Amendment be adopted because it believes that the number of shares of Common Stock available for issuance does not provide the Company with adequate flexibility to meet future business opportunities, including possible stock splits or other transactions, and opportunities to raise additional equity capital, to finance acquisitions and to issue additional capital stock in connection with current or future employee benefit plans. Given the limited number of shares currently available for issuance, the Company may not be able in the future to effect certain of these transactions without obtaining stockholder approval for an increase in the number of authorized shares of Common Stock. The cost, prior notice requirements and delay involved in obtaining stockholder approval at the time that corporate action may become desirable could eliminate the opportunity to effect the action or reduce the anticipated benefits.

The additional shares of Common Stock proposed to be authorized, together with existing authorized and unissued shares, generally will be available for issuance without any requirement for further stockholder approval, unless stockholder action is required by applicable law or by the rules of Nasdaq or of any stock exchange on which the Company’s securities may then be listed. Although the Board will authorize the issuance of additional shares only when it considers doing so to be in the best interest of stockholders, the issuance of additional shares of Common Stock may, among other things, have a dilutive effect on earnings per share of the Common Stock and on the voting rights of holders of shares of Common Stock. The Company’s stockholders do not have any preemptive rights to subscribe for additional shares of Common Stock that may be issued. In addition, although the Board has no current plans to do so, shares of Common Stock could be issued in various other transactions that would make a change in control of the Company more difficult or costly and therefore, less likely. For example, shares of Common Stock could be sold to support the Board in a control contest or to dilute the voting or other rights of a person seeking to obtain control.

The proposed Common Stock Amendment is not the result of any specific effort to obtain control of the Company by a tender offer, proxy contest, or otherwise, and the Company has no present intention to use the increased shares of authorized Common Stock for anti-takeover purposes. An affirmative vote of the holders of a majority of the shares of Common Stock outstanding is required for approval of the Common Stock Amendment.

The Board of Directors unanimously recommends that the stockholders vote “FOR” the approval of the amendment to the Company’s Amended Certificate of Incorporation to increase the number of authorized shares of the Company’s Common Stock from 40,000,000 to 100,000,000.

PROPOSAL TO AMEND THE 2002 LTIP TO

INCREASE THE MAXIMUM NUMBER OF SHARES AUTHORIZED FOR ISSUANCE

(Proposal 3)

In February 2004, the Board of Directors approved, subject to stockholder approval, an amendment to the Company’s 2002 LTIP to increase the maximum number of shares of Common Stock authorized for issuance under the 2002 LTIP from 1,050,000 to 1,800,000 shares, and recommends its approval by the stockholders (the “2002 LTIP Amendment”). The text of the proposed 2002 LTIP Amendment is attached hereto as Appendix E and is incorporated by reference.

Stockholders are requested in this Proposal 3 to approve the increase in the maximum number of shares authorized for issuance under the 2002 LTIP. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting will be required to approve the 2002 LTIP Amendment.

The Board believes that the growth of the Company depends upon the efforts of its officers and key employees and that the 2002 LTIP provides an effective means of attracting and retaining qualified key personnel while enhancing their long-term focus on maximizing stockholder value. As of February 20, 2004, 1,017,750 shares had been issued under the 2002 LTIP, including 33,600 shares of restricted stock that vest in February 2009, and options to purchase an aggregate of 984,150 shares at exercise prices ranging from $17.71 to $32.50 with a weighted average exercise price of $23.18 per share were outstanding. Excluding the increase of 750,000 shares for which stockholder approval is being sought pursuant to this Proposal 3, 32,250 shares (plus any shares that might in the future be returned to the 2002 LTIP as a result of cancellations or expiration of options) remain available for future grant under the 2002 LTIP. The Board believes that adoption of the 2002 LTIP Amendment is necessary to provide the Company with the continued ability to attract, retain, and motivate key personnel in a manner that is tied to the interests of the stockholders.

The essential features of the 2002 LTIP are outlined below:

Administration of the 2002 LTIP. The Compensation Committee of the Board administers the 2002 LTIP and has authority to make awards under the 2002 LTIP, to set the terms of the awards, to interpret the 2002 LTIP, to establish any rules or regulations relating to the 2002 LTIP that it determines to be appropriate and to make any other determination that it believes necessary or advisable for the proper administration of the 2002 LTIP. Subject to the limitations specified in the 2002 LTIP, the Compensation Committee may delegate its authority to appropriate personnel of the Company.

Eligibility. Officers and key employees of the Company (including officers who are also directors of the Company) are eligible to receive awards (“Incentives”) under the 2002 LTIP when designated as plan participants. The Company currently has approximately eight officers and 400 key employees eligible to receive Incentives under the 2002 LTIP. Over the past couple of years, the Company has granted awards to all of its officers and substantially all of its key employees under the predecessor plans. The 2002 LTIP also permits consultants and advisers to receive Incentives, although neither the Company nor the Compensation Committee has awarded, nor currently has the intention to award, Incentives to consultants or advisers. Incentives under the 2002 LTIP may be granted in any one or a combination of the following forms:

•	incentive stock options under Section 422 of the Code;

•	non-qualified stock options; and

•	restricted stock.

Incentives relating to no more than 200,000 shares of Common Stock may be granted to a single participant in one calendar year. No more than 50,000 shares may be issued as restricted stock.

Shares Issuable through the 2002 LTIP. If stockholders approve the 2002 LTIP Amendment, a total of 1,800,000 shares will be reserved for issuance under the 2002 LTIP, representing an increase of 750,000 shares.

For purposes of determining the maximum number of shares of Common Stock available for delivery under the 2002 LTIP, shares that are not delivered because of a net share exercise, as defined in the 2002 LTIP, or because the Incentive is forfeited, canceled or reacquired by the Company and shares that are withheld to satisfy participants’ applicable tax withholding obligations or payment of the option exercise price will not be deemed to have been delivered under the 2002 LTIP. Also, if the exercise price of any stock option granted under the 2002 LTIP or any tax withholding obligation is satisfied by tendering shares of Common Stock, only the number of shares issued net of the shares tendered will be deemed delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the 2002 LTIP. If stockholders approve the increase in the maximum number of shares authorized for issuance under the 2002 LTIP pursuant to this Proposal 3, no more than 1,800,000 shares may be delivered upon exercise of stock options intended to qualify as incentive stock options under Section 422 of the Code, and shares withheld or delivered to cover taxes or the payment of the exercise price for incentive stock options will not be credited against this 1,800,000 share limit applicable to incentive stock options.

Proportionate adjustments will be made to all of the share limitations provided in the 2002 LTIP, including shares subject to outstanding Incentives, in the event of any recapitalization, reclassification, stock dividend, stock split, combination of shares or other change in the Common Stock, and the terms of any Incentive will be adjusted to the extent appropriate to provide participants with the same relative rights before and after the occurrence of any such event.

Amendments to and Termination of the 2002 LTIP. The Board may amend or discontinue the 2002 LTIP at any time. However, the stockholders must approve any amendment that would:

•	materially increase the benefits accruing to participants under the 2002 LTIP;

•	increase the number of shares of Common Stock that may be issued under the 2002 LTIP;

•	materially expand the classes of persons eligible to participate in the 2002 LTIP; or

•	authorize the Company to reprice outstanding options.

No amendment or discontinuance of the 2002 LTIP may materially impair any previously granted Incentive without the consent of the recipient.

Types of Incentives. Each of the types of Incentives that may be granted under the 2002 LTIP is described below:

Stock Options. The Compensation Committee may grant non-qualified stock options or incentive stock options to purchase shares of Common Stock. The Compensation Committee will determine the number and exercise price of the options, provided that the option exercise price may not be less than the fair market value of a share of Common Stock on the date of grant. The term of an option will also be determined by the Compensation Committee, but may not exceed 10 years. The majority of the underlying incentive agreements for the options granted under the 2002 LTIP provide that for those employees that have been employed by the Company for at least five years on the date of grant, their options vest in one-half increments in three and five years and for those employees that have been employed by the Company for less than five years on the date of grant, their options vest in five years. In February 2004, the Board amended the 2002 LTIP to provide that the time or times that the options become exercisable shall be determined by the Compensation Committee; provided, however, except in such cases as death, disability, change of control or as otherwise provided in an underlying incentive agreement entered into in compliance with the 2002 LTIP prior to February 10, 2004, no more than 24,000 stock options with a vesting period of one year or less shall be granted under the 2002 LTIP and each other stock option granted under the 2002 LTIP shall become vested and exercisable no earlier than three years from the date of grant. The Compensation Committee may also approve the purchase by the Company of an unexercised stock option from the optionee by mutual agreement for the difference between the exercise price and the fair market value of the shares covered by the option.

Except for adjustments permitted in the 2002 LTIP to protect against dilution, without approval of the stockholders, the exercise price of an outstanding option may not be decreased after grant, nor may an option that has an exercise price that is greater than the then current fair market value of a share of Common Stock be surrendered to the Company as consideration for the grant of a new option with a lower price or other substitute award.

The option exercise price may be paid:

•	in cash;

•	in Common Stock, subject to certain limitations;

•	in a combination of cash and Common Stock;

•	through a “cashless” exercise arrangement with a broker approved in advance by the Compensation Committee;

•	by instructing the Company to withhold from issuance upon exercise that number of shares equal in value to the aggregate exercise price; or

•	in any other manner authorized by the Compensation Committee.

Incentive stock options will be subject to certain additional requirements necessary in order to qualify as incentive stock options under Section 422 of the Code.

Restricted Stock. Shares of Common Stock may be granted by the Compensation Committee to an eligible participant and made subject to restrictions on sale, pledge or other transfer by the participant for a certain period (the “Restricted Period”). Except for shares of restricted stock that vest based on the attainment of performance goals, the Restricted Period must be a minimum of three years with incremental vesting of portions of the award over the three-year period permitted. If vesting of the shares is subject to the attainment of specified performance goals, a minimum Restricted Period of one year with incremental vesting is allowed. All shares of restricted stock are subject to such restrictions as the Compensation Committee may provide in an agreement with the participant, including provisions obligating the participant to forfeit or resell the shares to the Company in the event of termination of employment or if specified performance goals or targets are not met. Subject to the restrictions provided in the agreement and the 2002 LTIP, a participant receiving restricted stock will have all of the rights of a stockholder as to such shares.

Performance-Based Compensation under Section 162(m). Stock options granted in accordance with the terms of the 2002 LTIP qualify as performance-based compensation under Section 162(m) of the Code and as a result are not subject to the deduction limitations of Section 162(m). Grants of restricted stock that the Company intends to qualify as performance-based compensation under Section 162(m) must be made subject to the achievement of pre-established performance goals. The pre-established performance goals are to be based upon any or a combination of the following business criteria: earnings per share, return on assets, an economic value added measure, stockholder return, earnings, stock price, return on equity, return on total capital, reduction of expenses, or increase in revenues, cash flow or customers of the Company, or one or more operating divisions or subsidiaries. For any performance period, the performance goals may be measured on an absolute basis or relative to a group of peer companies selected by the Compensation Committee, relative to internal goals, or relative to levels attained in prior years.

The Compensation Committee has authority to use different targets from time to time under the performance goals provided in the 2002 LTIP. As a result, the regulations under Section 162(m) require that the material terms of the performance goals be reapproved by the stockholders every five years. To qualify as performance-based compensation, grants of restricted stock are required to satisfy the other applicable requirements of Section 162(m).

Termination of Employment. If an employee participant ceases to be an employee of the Company for any reason, including death, his outstanding Incentives may be exercised or will expire at such time or times as may be determined by the Compensation Committee and described in the incentive agreement.

Change of Control. In the event of a change of control of the Company, as defined in the 2002 LTIP, all Incentives will become fully vested and exercisable, all restrictions or limitations on any Incentives will generally lapse and, unless otherwise provided in the incentive agreement, all performance criteria and other conditions relating to the payment of Incentives will generally be deemed to be achieved or waived. In addition to the foregoing, upon a change of control the Compensation Committee will have the authority to take a variety of actions regarding outstanding Incentives. Within certain time periods, the Compensation Committee may (i) require that all outstanding Incentives remain exercisable only for a limited time, after which time all such Incentives will terminate, (ii) require the surrender to the Company of some or all outstanding Incentives in exchange for a stock or cash payment for each Incentive equal in value to the change of control value of a share of Common Stock, calculated as described in the 2002 LTIP, over the exercise price, (iii) make any equitable adjustments to outstanding Incentives as the Compensation Committee deems necessary to reflect the corporate change or (iv) provide that an Incentive will become an option to purchase the number and class of securities or other property to which the participant would have been entitled in connection with the change of control if the participant had been a stockholder.

Transferability of Incentives. Under the 2002 LTIP, participants may not transfer, pledge, assign or otherwise encumber their Incentives except:

•	by will;

•	by the laws of descent and distribution;

•	pursuant to a domestic relations order; or

•	in the case of stock options only, to a charitable organization, to immediate family members or to a partnership, limited liability company or trust of which the sole owners, members or beneficiaries are the participant or immediate family members, if permitted by the Compensation Committee and if so provided in the participant’s incentive agreement.

Payment of Withholding Taxes. The Company may withhold from any payments or stock issuances under the 2002 LTIP, or collect as a condition of payment, any taxes required by law to be withheld. Any participant may, but is not required to, satisfy his or her withholding tax obligation by electing to deliver currently owned shares of Common Stock or have the Company withhold, from the shares the participant would otherwise receive, shares of Common Stock having a value equal to the minimum amount required to be withheld. This election must be made prior to the date on which the amount of tax to be withheld is determined and is subject to the Compensation Committee’s right of disapproval.

Awards to be Granted. Grants of awards under the 2002 LTIP Amendment will be made in the future discretion of the Compensation Committee, as necessary to attract and retain key personnel. No decisions have yet been made as to any awards to be granted out of the 750,000 shares that may be authorized by this Proposal 3.

Federal Income Tax Consequences

Under existing federal income tax provisions, a participant who is granted a stock option or restricted stock normally will not realize any income, nor will the Company normally receive any deduction for federal income tax purposes, in the year the option is granted.

When a non-qualified stock option granted pursuant to the 2002 LTIP is exercised, the participant will realize ordinary income measured by the difference between the aggregate purchase price of the Common Stock acquired and the aggregate fair market value of the Common Stock acquired on the exercise date and, subject to the limitations of Section 162(m) of the Code, the Company will be entitled to a deduction in the year the option is exercised equal to the amount the participant is required to treat as ordinary income.

An employee generally will not recognize any income upon the exercise of any incentive stock option, but the excess of the fair market value of the shares at the time of exercise over the option price will be an item of tax preference, which may, depending on particular factors relating to the employee, subject the employee to the alternative minimum tax imposed by Section 55 of the Code. The alternative minimum tax is imposed in addition to the federal individual income tax, and it is intended to ensure that individual taxpayers do not completely avoid federal income tax by using preference items. An employee will recognize capital gain or loss in the amount of the difference between the exercise price and the sale price on the sale or exchange of stock acquired pursuant to the exercise of an incentive stock option, provided the employee does not dispose of such stock within two years from the date of grant and one year from the date of exercise of the incentive stock option (the “Holding Period”). An employee disposing of such shares before the expiration of the Holding Period will recognize ordinary income generally equal to the difference between the option price and the fair market value of the stock on the date of exercise. The remaining gain, if any, will be capital gain. The Company will not be entitled to a federal income tax deduction in connection with the exercise of an incentive stock option, except where the employee disposes of the shares of Common Stock received upon exercise before the expiration of the Holding Period.

If the exercise price of a non-qualified option is paid by the surrender of previously owned shares, the basis and the Holding Period of the previously owned shares carries over to the same number of shares received in exchange for the previously owned shares. The compensation income recognized on exercise of these options is added to the basis of the shares received. If the exercised option is an incentive stock option and the shares surrendered were acquired through the exercise of an incentive stock option and have not been held for the applicable Holding Period, the optionee will recognize income on such exchange, and the basis of the shares received will be equal to the fair market value of the shares surrendered. If the applicable Holding Period has been met on the date of exercise, there will be no income recognition and the basis and the Holding Period of the previously owned shares will carry over to the same number of shares received in exchange, and the remaining shares will begin a new Holding Period and have a zero basis.

When an award of restricted stock is granted, the participant will realize ordinary income measured by the fair market value of the shares of Common Stock on the vesting date. A participant may elect, however, to include in his or her income in the year of grant the fair market value of the shares of Common Stock (without regard to any restrictions) on the date of grant by filing a Section 83(b) election with the IRS within 30 days of the grant of the restricted stock.

Withholding taxes must be paid at the time a Section 83(b) election is made. If a Section 83(b) election is made, but the restricted stock is forfeited or the restricted stock declines in value, the participant will not be able to recover any tax paid with respect to the grant of the forfeited or depreciated stock. Unless a Section 83(b) election is filed, upon the vesting of any shares of restricted stock, the participant must deliver to the Company the amount of taxes required by law to be withheld. Subject to Section 162(m) of the Code, the Company will be entitled to a deduction for compensation paid in the same year and in the same amount as income is realized by the participant. Any dividends paid to the participant on the restricted stock will be taxable compensation income to the participant and deductible by the Company.

If, upon a change in control of the Company, the exercisability or vesting of an Incentive is accelerated, any excess on the date of the change in control of the fair market value of the shares or cash issued under accelerated Incentives over the purchase price of such shares, if any, may be characterized as “parachute payments” (within the meaning of Section 280G of the Code) if the sum of such amounts and any other such contingent payments received by the employee exceeds an amount equal to three times the “base amount” for such employee. The base amount generally is the average of the annual compensation of such employee for the five years preceding such change in ownership or control. An “excess parachute payment”, with respect to any employee, is the excess of the parachute payments to such person, in the aggregate, over and above such person’s base amount. If the amounts received by an employee upon a change in control are characterized as parachute payments, such employee will be subject to a 20% excise tax on the excess parachute payment and the Company will be denied any deduction with respect to such excess parachute payment.

This summary of federal income tax consequences of non-qualified and incentive stock options does not purport to be complete. Reference should be made to the applicable provisions of the Code. There also may be state and local income tax consequences applicable to transactions involving options.

Equity Compensation Plan Information.

On March 18, 2002, the Board of Directors reduced the number of shares available under the Employee Stock Purchase Plan (“ESPP”) and the Non-Employee Directors Equity Incentive Plan (the “NEDEIP”) by approximately 1.6 million and 0.4 million shares, respectively.

The weighted average number of years to maturity of unexercisable outstanding Incentives is approximately 2.1 years. Of the outstanding shares, 2,280,932 are vested and exercisable, and these shares have a weighted average exercise price of approximately $5.35 per share. The 2,999,345 unvested shares have a weighted average exercise price of approximately $15.51 per share.

The following table provides information about shares of Common Stock that may be issued upon the exercise of options, warrants and rights under all of the Company’s existing equity compensation plans as of February 20, 2004.

Plan category	Number of shares of Common Stock to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of shares of Common Stock remaining available for future issuance under equity compensation plans
Equity compensation plans approved by stockholders
2002 LTIP	1,017,750	$23.18	32,250
1998 Stock Option Plan	2,860,236	$9.93	—
1995 Stock Option Plan	934,358	$2.57	—
Employee Stock Purchase Plan	—	—	441,299
Non-Employee Directors Equity Incentive Plan	467,932	$13.36	159,767
Equity compensation plans not approved by stockholders	—	—	—

TOTAL	5,280,276	$11.50	633,316	(1)

(1)	Of the shares available for future issuance, 192,017 relate to the Company’s stock option plans, of which 16,400 shares may be issued as restricted stock.

The Board of Directors unanimously recommends that the stockholders vote “FOR” the approval of the amendment to the 2002 LTIP to increase the maximum number of shares of Common Stock authorized for issuance thereunder from 1,050,000 to 1,800,000.

PROPOSAL TO RATIFY THE RETENTION OF INDEPENDENT AUDITORS

(Proposal 4)

The Audit Committee has approved the retention of Ernst & Young LLP (“E&Y”) as the Company’s independent auditors for the fiscal year ending December 31, 2004, and recommends the ratification of such retention by the stockholders. If the stockholders do not ratify the selection of E&Y, the Audit Committee will reconsider the selection.

Representatives of E&Y are expected to be present at the Meeting, with the opportunity to make any statement they desire at that time, and will be available to respond to appropriate questions.

The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Meeting and entitled to vote is required for ratification of the retention of E&Y as the Company’s independent auditors.

The following table presents fees for professional audit services rendered by E&Y for the audit of the Company’s annual financial statements for the years ended December 31, 2003 and 2002, and fees billed for other services rendered by E&Y.

	2003	2002
Audit Fees	$265,000	$240,000
Audit Related Fees	34,350	47,000
Tax Fees	89,306	120,000
All Other Fees	—	—

Total	$388,656	$407,000

The Audit Committee preapproves all audit and permissible non-audit services prior to commencement of services. Mr. Stokely, Audit Committee Chairman, has the delegated authority to preapprove such services and these preapproval decisions are presented to the full Audit Committee at the next scheduled meeting. During fiscal year 2003, the Audit Committee preapproved 100% of the total fees of E&Y. During the fiscal year 2002, $240,000 of the fees were preapproved by the Audit Committee.

The Audit Committee has determined that the rendering of all non-audit services by E&Y is compatible with maintaining the auditor’s independence.

The Board of Directors unanimously recommends that the stockholders vote “FOR” the ratification of the retention of E&Y as the Company’s independent auditors for fiscal year 2004.

STOCKHOLDER PROPOSALS AND BOARD NOMINATIONS

In order to be considered for inclusion in the proxy materials related to the Company’s 2005 annual meeting of stockholders, the Company must receive stockholder proposals no later than November 26, 2004. If such proposal is timely received and in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders.

The Company’s By-laws, as amended, also require that any stockholder who desires to nominate a director or present a proposal before the 2005 annual meeting must notify the Secretary of the Company no earlier than June 29, 2004 and no later than November 26, 2004.

By Order of the Board of Directors,

/S/ Craig K. Hubbard

Craig K. Hubbard, Secretary

Covington, Louisiana

March 26, 2004

APPENDIX A

SCP POOL CORPORATION

AUDIT COMMITTEE CHARTER

Adopted: February 11, 2003

Reaffirmed: October 20, 2003

Purpose

The Audit Committee assists the Board in monitoring (1) management’s process for ensuring the integrity of the financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s internal audit function and independent auditors, and (4) management’s process for ensuring the compliance by the Company with legal and regulatory requirements.

The Audit Committee prepares the report required by the rules of the Securities and Exchange Commission (the “Commission”) to be included in the Company’s annual proxy statement.

Committee Membership

The Audit Committee shall consist of no fewer than three (3) members. The Board shall appoint the members of the Audit Committee upon recommendation by the Nominating and Corporate Governance Committee. The Board may remove any Committee member from service for any reason in its discretion, including but not limited to a finding that the director is no longer independent. The members of the Audit Committee shall meet the independence and experience requirements of NASDAQ, the United States securities laws, and the rules and regulations of the Commission. At least one (1) member of the Audit Committee shall be a financial expert as defined by the Commission and NASDAQ. Each member must be able to read and understand financial statements, including the Company’s balance sheet, income statement and cash flow statement at the time of their appointment.

Meetings

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company, or the Company’s outside counsel or independent auditor, to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Committee Authority and Responsibilities

The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee’s own performance.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

1.	Financial Statement and Disclosure Matters

A.	Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

B.	Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

C.	Quarterly and annually, discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

D.	Review and discuss the annual report from the independent auditor regarding:

(a)	All critical accounting policies and practices to be used;

(b)	All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

(c)	Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

E.	Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

F.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements.

G.	Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

H.	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 90 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

I.	Review disclosures made to the Audit Committee by the Company’s CEO and CFO, during their certification process for the Form 10-K and Form 10-Q, about any significant deficiencies in the design or operation of internal controls for financial reporting or material weaknesses therein, and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

J.	At least annually, review with management, legal counsel, and the director of internal audit the effectiveness of the Company’s disclosure controls and procedures.

K.	Review and approve the disclosures in each Form 10-K regarding management’s annual internal control report and the related attestation report prepared by the Company’s independent auditor, once the applicable rules become effective.

L.	Establish procedures for resolving disagreements between management and the independent auditor regarding financial reporting.

2.	Oversight of the Company’s Relationship with the Independent Auditor

A.	Annually, review and evaluate the lead partner of the independent auditor team.

B.	Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five (5) years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company, and (e) the independent auditor’s registration with the Public Company Accounting Oversight Board (once the Board begins accepting registrations). Review the annual written disclosure regarding the independent auditor’s independence required by Independence Standards Board Standard No. 1. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

C.	Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

D.	Require that the independent auditor review and discuss with the audit committee any matters with which they consulted their national office.

E.	Meet with the independent auditor in a timely manner to discuss the planning and staffing of the audit.

F.	Confirm that the Company’s CEO, CFO, CAO, Controller or equivalent officer, if formerly a partner of or employed by the independent auditor, did not participate in any capacity in the audit of the Company during the one year preceding the date of the initiation of the current audit.

3.	Oversight of the Company’s Internal Audit Function

A.	Review the appointment and replacement of the senior internal auditing executive, as needed.

B.	Quarterly, review the significant reports to management prepared by the internal auditing department and management’s responses.

C.	Annually, discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

4.	Compliance Oversight Responsibilities

A.	Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

B.	Obtain reports from management that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company’s Code of Business Conduct and Ethics. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Business Conduct and Ethics.

C.	Establish written procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters, no later than as required by law or NASDAQ.

D.	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

E.	Discuss with the Company’s legal counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

F.	Review and approve all “related party transactions” of the type that would be required to be disclosed in the Company’s annual proxy statement, regardless of size, and as may otherwise be required by NASDAQ.

G.	Prepare the Audit Committee Report required by the Commission to be included in the Company’s annual proxy statement and review the disclosure in the proxy statement regarding the independence of the Audit Committee members and the presence of a financial expert on the Audit Committee.

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor. Management is also responsible for maintaining (i) an appropriate system of internal controls and procedures for financial reporting and (ii) an appropriate system of disclosure controls and procedures, in compliance with applicable law.

APPENDIX B

SCP POOL CORPORATION

COMPENSATION COMMITTEE CHARTER

Adopted: February 11, 2003

Reaffirmed: February 9, 2004

Purpose

The Compensation Committee (the “Committee”) of the Board of Director reviews and makes recommendations to the Board regarding compensations and benefits of executive officers and key employees of the Company. The Committee shall prepare an annual report on executive compensation for inclusion in the Company’s Proxy statement, in accordance with applicable rules and regulations of the Securities and Exchange Commission (“SEC”).

Composition

The Committee shall be composed of not less than three (3) independent Directors. Each member shall be an outside director, independent of management, consistent with applicable rules and regulations of the SEC. The Members of the Committee shall be elected annually at the meeting of the Board of Directors, immediately following the shareholders meeting or as necessary to fill vacancies in the interim. The Chairman is elected by the Board or by the majority vote of the members.

Specific Duties and Responsibilities

The general responsibilities of the Committee are oversight of executive compensation for the President, and the Executive Officers and other key employees, communications with the full board, and communications with shareholders through the proxy statement.

Director Compensation and Equity-based Plans

The Committee shall make recommendations to the Board with respect to the compensation of directors and incentive-compensation plans and equity-based plans for all employees.

Stock Plan Administration

The Committee shall have full and final authority in connection with the administration of all plans of the Company under which common shares or other equity securities of the Company may be issued. In furtherance of the foregoing, the Committee shall, in its sole discretion, grant options and make awards of shares under the Company’s stock plans.

Chief Executive Officer (“CEO”) Compensation and Goals

The Committee shall annually review and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO’s performance in light of those goals and objectives, and set the CEO’s compensation levels based on this evaluation. In determining the long-term incentive component of CEO compensation, the Committee will consider the Company’s performance and relative shareholder return, the value of similar incentive awards to CEO’s at comparable companies, and the awards given to the CEO in past years.

Approval of CEO and Executive Officer Compensation

The Committee shall annually review and approve for the CEO and the executive officers of the Company: (a) the annual base salary level, (b) the annual incentive opportunity level, (c) the long-term incentive opportunity level, (d) employment agreements, severance arrangements, and change in control agreement/provisions, in each case as, when and if appropriate, and (e) any special or supplemental benefits.

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Delegation

The Compensation Committee may form and delegate authority to subcommittees when appropriate, provided any action taken by a subcommittee is subsequently reported to the Committee and ratified. The Committee may also delegate to the CEO the authority to grant options and make awards of shares under the Company’s stock plans under conditions established by the Committee.

Engaging Consultants

The Committee shall have the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of director, CEO or executive officer compensation and shall have the sole authority to approve the consultant’s fees and other retention terms. The Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

Miscellaneous

All other duties as delegated by the Board of Directors.

Charter

The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

Meetings

The Committee shall have at least one (1) regularly scheduled meeting but will meet as often as necessary to carry out its responsibilities. Meetings may be called by the Chairman of the Committee and/or the CEO of the Company. The Corporate Secretary will maintain one set of all Committee minutes and presentations to be filed as Corporate record and will be provided a set of all Committee correspondence. All meetings of the Committee shall be held pursuant to the By-laws of the Company with regard to notice and waiver thereof, and written minutes of each meeting shall be duly filed in the Company records. Reports of meetings of the Committee shall be made to the Board of Directors at its next regularly scheduled meeting following the Committee meeting accompanied by any recommendations to the Board of Directors approved by the Committee.

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APPENDIX C

SCP POOL CORPORATION

NOMINATING AND CORPORATE

GOVERNANCE COMMITTEE CHARTER

Adopted: February 11, 2003

Amended: February 8, 2004

Organization and Member Qualifications

The nominating and corporate governance committee shall be comprised of at least three directors appointed by the Board, each of whom shall comply with the independence and other member qualification requirements of the Nasdaq Stock Market, Inc. and all legal requirements.

Committee Purpose and Authority

The nominating and corporate governance committee’s primary purpose is to provide oversight on the broad range of issues surrounding the composition and operation of the Board of Directors, including identifying individuals qualified to become Board members, recommending to the Board director nominees for the next annual meeting of shareholders and recommending to the Board a set of corporate governance principles applicable to the Company. The committee shall recruit, screen, interview and select prospective candidates for Board membership as necessary to fill vacancies or to meet the needs of the Board. The committee also provides assistance to the Board in the areas of committee member selection, evaluation of the overall effectiveness of the Board and committees of the Board, and review and consideration of corporate governance practices.

The committee shall have the sole authority to recommend to the Board candidates for Board membership, unless such authority belongs to a third party under the terms of the Company’s Articles of Incorporation, By-laws or any shareholder agreement that allocates the right to nominate directors to a third party.

Responsibilities

In meeting its responsibilities, the nominating committee will:

Nomination of Directors

•	Evaluate and identify:

•	nominees to fill vacancies on the Board that occur in between meetings of the shareholders; and

•	prior to each annual meeting of shareholders, a slate of nominees to be presented for shareholder approval at the annual meeting.

•	Consider nominees recommended by shareholders of record who comply with the shareholder nomination procedures established in the By-laws.

•	Evaluate the qualifications and performance of each incumbent director prior to the end of his or her term and determine whether to nominate him or her for re-election to the Board.

•	Review the Board’s committee structure no less than annually and recommend to the Board for its approval the directors to serve as members of each Board committee, keeping in mind the committee independence requirements of the Nasdaq Stock Market, Inc. and all legal requirements.

•	Evaluate no less than annually the appropriateness of the composition and size of the Board of Directors. In carrying out this responsibility, the committee shall consider:

•	the director independence requirements of the Nasdaq Stock Market, Inc. and all legal requirements;

•	the collective educational and business experience of the members of the Board;

•	the long-term interests of the Company’s shareholders; and

•	any other criteria deemed relevant by the committee.

•	Determine whether at least one member of the Company’s audit committee is a “financial expert,” as that term is defined by the SEC in rulemaking under Section 407 of the Sarbanes-Oxley Act of 2002 and the Nasdaq Stock Market, Inc. If no member of the audit committee meets the “financial-expert” qualifications, the committee should identify one or more candidates for nomination who meet the qualifications, no later than may be required by such rulemaking.

Evaluations of the Board of Directors and Committees of the Board

•	Evaluate and make recommendations to the full Board regarding the number and accountability of committees of the Board.

•	No less than annually, solicit input from the full Board and conduct a review of the effectiveness of the operation of the Board and Board committees.

Corporate Governance

•	Develop and recommend to the full Board for its approval a set of corporate governance principles. Review the principles no less than annually for the purposes of:

•	determining whether the principles are being effectively adhered to and implemented;

•	ensuring that the principles are appropriate for the Company and comply with applicable laws, regulations, and Nasdaq listing standards; and

•	recommending any desirable changes in the principles to the full Board.

Director Orientation and Continuing Education

•	Develop (i) an orientation program for new directors, including meetings with senior management and visits to Company facilities and (ii) a director continuing education program that comply with the director education requirements of the Nasdaq Stock Market, Inc. and all legal requirements.

•	Monitor the continuing education needs of directors with respect to the Company’s business, financial statements, corporate governance policies and other appropriate subjects and recommend action to the Board, individual directors and management when appropriate.

Regulatory and Other Requirements

•	Monitor services unrelated to Board membership provided by non-employee directors to the Company and its subsidiaries.

•	Prior to publication, review and approve the “election of directors” section of the Company’s proxy statement.

•	Review the committee’s charter annually and recommend proposed changes to the Board if necessary or advisable.

•	Carry out such other duties and responsibilities as may be assigned to the committee from time to time by the Board and/or the Chairman of the Board.

Process

The nominating and corporate governance committee shall meet at least once annually and more frequently if the committee deems it to be appropriate. The committee shall make regular reports of its activities to the Board. When discussing candidates for nomination, the committee shall meet in executive session.

The committee may delegate authority to one or more members when appropriate, provided that decisions made pursuant to such delegated authority shall be presented to the full committee at its next scheduled meeting.

The committee shall be empowered to retain independent legal counsel, accountants or other advisors, and the Company shall provide for appropriate funding for such advisors. The committee shall have the sole authority to retain and terminate any consulting firm used to identify director candidates.

APPENDIX D

Amendments to Amended Certificate of Incorporation

The Board of Directors of SCP Pool Corporation (the “Corporation”), at a meeting on February 10, 2004, did duly adopt resolutions setting forth a proposed amendment to Part A of Article Four of the Amended Certificate of Incorporation, declaring said amendment to be advisable and directing that the proposed amendment be submitted to a vote of the Corporation’s stockholders. The proposed amendment would increase the number of authorized shares of Common Stock of the Corporation from 40,000,000 to 100,000,000.

If the proposed amendment is approved by the Corporation’s stockholders, the first sentence of Part A of Article Four of the Amended Certificate of Incorporation would be amended to read as follows:

“The total number of shares of stock which the Corporation has authority to issue is 101,000,000, consisting of: (i) 1,000,000 shares of Preferred Stock, par value $.01 per share (the “Preferred Stock”), and (ii) 100,000,000 shares of Common Stock, par value $.001 per share (the “Common Stock”).”

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APPENDIX E

Proposed Amendments to 2002 LTIP

The Board of Directors of SCP Pool Corporation (the “Company”), at a meeting on February 10, 2004, did duly adopt resolutions setting forth a proposed amendment to the 2002 LTIP, declaring said amendment to be advisable and directing that the proposed amendment be submitted to a vote of the Company’s stockholders. The proposed amendment would increase the maximum number of shares of Common Stock authorized for issuance under the 2002 LTIP from 1,050,000 to 1,800,000.

If the proposed amendment is approved by the Company’s stockholders, the 2002 LTIP would be amended to read in full as follows:

SCP POOL CORPORATION

2002 LONG-TERM INCENTIVE PLAN

1.	Purpose. The purpose of the 2002 Long-Term Incentive Plan (the “Plan”) of SCP Pool Corporation (“SCP”) is to increase shareholder value and to advance the interests of SCP and its subsidiaries (collectively, the “Company”) by furnishing stock-based economic incentives (the “Incentives”) designed to attract, retain, reward and motivate key employees, officers and consultants and advisors to the Company and to strengthen the mutuality of interests between such persons and SCP’s shareholders. Incentives consist of opportunities to purchase or receive shares of common stock, $.001 par value per share, of SCP (the “Common Stock”), on terms determined under the Plan. As used in the Plan, the term “subsidiary” means any corporation, limited liability company or other entity, of which SCP owns (directly or indirectly) within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the “Code”), 50% or more of the total combined voting power of all classes of stock, membership interests or other equity interests issued thereby.

2.	Administration.

2.1.	Composition. The Plan shall be administered by the Compensation Committee of the Board of Directors of SCP or by a subcommittee thereof (the “Committee”). The Committee shall consist of not fewer than two members of the Board of Directors, each of whom shall (a) qualify as a “non-employee director” under Rule 16b-3 under the Securities Exchange Act of 1934 (the “1934 Act”) or any successor rule, and (b) qualify as an “outside director” under Section 162(m) of the Code (“Section 162(m)”).

2.2.	Authority. The Committee shall have plenary authority to award Incentives under the Plan, to interpret the Plan, to establish any rules or regulations relating to the Plan that it determines to be appropriate, to enter into agreements with or provide notices to participants as to the terms of the Incentives (the “Incentive Agreements”) and to make any other determination that it believes necessary or advisable for the proper administration of the Plan. Its decisions in matters relating to the Plan shall be final and conclusive on the Company and participants. The Committee may delegate its authority hereunder to the extent provided in Section 3 hereof.

3.	Eligible Participants. Key employees, officers (including officers who are also directors) and persons providing services as consultants or advisors to the Company shall become eligible to receive Incentives under the Plan when designated by the Committee. Employees may be designated individually or by groups or categories, as the Committee deems appropriate. With respect to participants not subject to Section 16 of the 1934 Act or Section 162(m) of the Code, the Committee may delegate to appropriate officers of the Company its authority to designate participants, to determine the size and type of Incentives to be received by those participants and to set and modify the terms of the Incentives; provided, however, that the per share exercise price of any options granted by an officer, rather than by the Committee, shall be equal to the Fair Market Value (as defined in Section 9.11) of a share of Common Stock. Directors who are not also employees of the Company are not eligible to receive awards under the Plan.

4.	Types of Incentives. Incentives may be granted under the Plan to eligible participants in the forms of (a) incentive stock options; (b) non-qualified stock options; and (c) restricted stock.

5.	Shares Subject to the Plan.

5.1.	Number of Shares. Subject to adjustment as provided in Section 9.5, the maximum number of shares of Common Stock that may be delivered to participants and their permitted transferees under the Plan shall be 1,800,000. No additional awards will be made under the Company’s predecessor stock option plans (The SCP Pool Corporation 1995 Stock Option Plan and The SCP Pool Corporation 1998 Stock Option Plan).

5.2.	Share Counting. To the extent any shares of Common Stock covered by a stock option are not delivered to a participant or permitted transferee because the Option is forfeited or canceled or because of a Net Share Exercise, as defined in Section 6.5 hereof, or shares of Common Stock are not delivered because an Incentive is paid or settled in cash or used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under this Plan. In the event that shares of Common Stock are issued as an Incentive and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired Shares may again be issued under the Plan. If the exercise price of any stock option granted under the Plan or the applicable withholding tax obligation is satisfied by tendering shares of Common Stock to the Company (by either actual delivery or by attestation), only the number of shares of Common Stock issued net of the shares of Common Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan.

5.3.	Limitations on Awards. Subject to Section 9.5, the following additional limitations are imposed under the Plan:

A.	The maximum number of shares of Common Stock that may be issued upon exercise of stock options intended to qualify as incentive stock options under Section 422 of the Code shall be 1,800,000 shares. Notwithstanding any other provision herein to the contrary, (i) all shares issuable under incentive stock options shall be counted against this limit and (ii) shares that are issued and are later forfeited, cancelled or reacquired by the Company, shares withheld to satisfy withholding tax obligations and shares delivered in payment of the option exercise price or withholding taxes shall have no effect on this limitation.

B.	The maximum number of shares of Common Stock that may be covered by Incentives granted under the Plan to any one individual during any one calendar-year period shall be 200,000.

C.	The maximum number of shares of Common Stock that may be issued as restricted stock shall be 50,000 shares.

5.4.	Type of Common Stock. Common Stock issued under the Plan may be authorized and unissued shares or issued shares held as treasury shares.

6.	Stock Options. A stock option is a right to purchase shares of Common Stock from SCP. Stock options granted under the Plan may be incentive stock options (as such term is defined in Section 422 of the Code) or non-qualified stock options. Any option that is designated as a non-qualified stock option shall not be treated as an incentive stock option. Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

6.1.	Price. The exercise price per share shall be determined by the Committee, subject to adjustment under Section 9.5; provided that in no event shall the exercise price be less than the Fair Market Value of a share of Common Stock on the date of grant, except in case of a stock option granted in assumption or substitution for an outstanding award of a company acquired by the Company or with which the Company combines.

6.2.	Number. The number of shares of Common Stock subject to the option shall be determined by the Committee, subject to Section 5 and subject to adjustment as provided in Section 9.5.

6.3.	Duration and Time for Exercise. The term of each stock option shall be determined by the Committee but shall not exceed 10 years from date of grant. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee; provided, however, that except as provided in Sections 9.3 and 9.10 herein, or as otherwise provided in an Incentive Agreement entered into in compliance with this Plan prior to February 10, 2004, no more than 24,000 stock options with a vesting period of one year or less shall be granted under this Plan and each other stock option granted under this Plan shall become vested and exercisable no earlier than three years from the date of grant.

6.4.	Repurchase. Upon approval of the Committee, the Company may repurchase a previously granted stock option from a participant by mutual agreement before such option has been exercised by payment to the participant of the amount per share by which: (i) the Fair Market Value (as defined in Section 9.11) of the Common Stock subject to the option on the business day immediately preceding the date of purchase exceeds (ii) the exercise price.

6.5.	Manner of Exercise. A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased. The exercise notice shall be accompanied by the full purchase price for such shares. The option price shall be payable in United States dollars and may be paid (a) in cash; (b) by check; (c) by delivery of shares of Common Stock which, unless otherwise determined by the Committee, shall have been held by the optionee for at least six months, and which shares shall be valued for this purpose at the Fair Market Value on the business day immediately preceding the date such option is exercised; (d) by delivery of irrevocable written instructions to a broker approved by the Company (with a copy to the Company) to immediately sell a portion of the shares issuable under the option and to deliver promptly to the Company the amount of sale proceeds (or loan proceeds if the broker lends funds to the participant for delivery to the Company) to pay the exercise price; (e) if permitted by the Committee, by authorizing the Company to withhold from the exercise that number of shares of Common Stock which, when multiplied by the Fair Market Value of a share of Common Stock on the date of exercise, is equal to the aggregate exercise price payable with respect to the options being exercised (a “Net Share Exercise”) or (f) in such other manner as may be authorized from time to time by the Committee.

6.6.	Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options that are intended to qualify as incentive stock options (as such term is defined in Section 422 of the Code):

A.	Any incentive stock option agreement authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain or be deemed to contain all provisions required in order to qualify the options as incentive stock options.

B.	All incentive stock options must be granted within ten years from the date on which this Plan is adopted by the Board of Directors.

C.	No incentive stock options shall be granted to any participant who, at the time such option is granted, would own (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation.

D.	The aggregate Fair Market Value (determined with respect to each incentive stock option as of the time such incentive stock option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the Plan or any other plan of SCP or any of its subsidiaries) shall not exceed $100,000. To the extent that such limitation is exceeded, such options shall not be treated, for federal income tax purposes, as incentive stock options.

6.7.	Repricing. Except for adjustments pursuant to Section 9.5 or actions permitted to be taken by the Committee under Section 9.10C. in the event of a Change of Control, unless approved by the stockholders of the Company, (a) the exercise price for any outstanding option granted under this Plan may not be decreased after the date of grant; and (b) an outstanding option that has been granted under this Plan may not, as of any date that such option has a per share exercise price that is greater than the then current Fair Market Value of a share of Common Stock, be surrendered to the Company as consideration for the grant of a new option with a lower exercise price, shares of Common Stock or a cash payment.

7.	Restricted Stock.

7.1.	Grant of Restricted Stock. The Committee may award shares of restricted stock to such eligible participants as the Committee determines pursuant to the terms of Section 3. An award of restricted stock shall be subject to such restrictions on transfer and forfeitability provisions and such other terms and conditions, including the attainment of specified performance goals, as the Committee may determine, subject to the provisions of the Plan. To the extent restricted stock is intended to qualify as “performance-based compensation” under Section 162(m), it must be granted subject to the attainment of performance goals as described in Section 8 below and meet the additional requirements imposed by Section 162(m).

7.2.	The Restricted Period. At the time an award of restricted stock is made, the Committee shall establish a period of time during which the transfer of the shares of restricted stock shall be restricted and after which the shares of restricted stock shall be vested (the “Restricted Period”). Except for shares of restricted stock that vest based on the attainment of performance goals, the Restricted Period shall be a minimum of three years, with incremental vesting of portions of the award over the three-year period permitted. If the vesting of the shares of restricted stock is based upon the attainment of performance goals, a minimum Restricted Period of one year is allowed, with incremental vesting of portions of the award over the one-year period permitted. Each award of restricted stock may have a different Restricted Period. The expiration of the Restricted Period shall also occur as provided under Section 9.3 and under the conditions described in Section 9.10 hereof.

7.3.	Escrow. The participant receiving restricted stock shall enter into an Incentive Agreement with the Company setting forth the conditions of the grant. Certificates representing shares of restricted stock shall be registered in the name of the participant and deposited with the Company, together with a stock power endorsed in blank by the participant. Each such certificate shall bear a legend in substantially the following form:

The transferability of this certificate and the shares of Common Stock represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the SCP Pool Corporation 2002 Long-Term Incentive Plan (the “Plan”), and an agreement entered into between the registered owner and SCP Pool Corporation thereunder. Copies of the Plan and the agreement are on file at the principal office of the Company

7.4.	Dividends on Restricted Stock. Any and all cash and stock dividends paid with respect to the shares of restricted stock shall be subject to any restrictions on transfer, forfeitability provisions or reinvestment requirements as the Committee may, in its discretion, prescribe in the Incentive Agreement.

7.5.	Forfeiture. In the event of the forfeiture of any shares of restricted stock under the terms provided in the Incentive Agreement (including any additional shares of restricted stock that may result from the reinvestment of cash and stock dividends, if so provided in the Incentive Agreement), such forfeited shares shall be surrendered and the certificates cancelled. The participants shall have the same rights and privileges, and be subject to the same forfeiture provisions, with respect to any additional shares received pursuant to Section 9.5 due to a recapitalization, merger or other change in capitalization.

7.6.	Expiration of Restricted Period. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to the restricted stock shall lapse and a stock certificate for the number of shares of restricted stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions and legends, except any that may be imposed by law, to the participant or the participant’s estate, as the case may be.

7.7.	Rights as a Shareholder. Subject to the terms and conditions of the Plan and subject to any restrictions on the receipt of dividends that may be imposed in the Incentive Agreement, each participant receiving restricted stock shall have all the rights of a shareholder with respect to shares of stock during the Restricted Period, including without limitation, the right to vote any shares of Common Stock.

8.	Performance Goals for Section 162(m) Awards. To the extent that shares of restricted stock granted under the Plan are intended to qualify as “performance-based compensation” under Section 162(m), the vesting or grant of such awards shall be conditioned on the achievement of one or more performance goals and must satisfy the other requirements of Section 162(m). The performance goals pursuant to which such shares of restricted stock shall vest or be granted shall be any or a combination of the following performance measures applied to the Company, SCP, a division or a subsidiary: earnings per share, return on assets, an economic value added measure, shareholder return, earnings, stock price, return on equity, return on total capital, reduction of expenses, increase in cash flow, increase in revenues or customer growth. The performance goals may be subject to such adjustments as are specified in advance by the Committee. For any performance period, such performance objectives may be measured on an absolute basis or relative to a group of peer companies selected by the Committee, relative to internal goals or relative to levels attained in prior years. For grants intended to qualify as performance-based compensation under Section 162(m), the Committee may not waive any of the pre-established performance goal objectives, except for an automatic waiver under Section 9.10 hereof, or as may be provided by the Committee in the event of death or disability

9.	General

9.1.	Duration. Subject to Section 9.9, the Plan shall remain in effect until all Incentives granted under the Plan have either been satisfied by the issuance of shares of Common Stock or otherwise been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed.

9.2.	Transferability. No Incentives granted hereunder may be transferred, pledged, assigned or otherwise encumbered by a participant except: (a) by will; (b) by the laws of descent and distribution; (c) pursuant to a domestic relations order, as defined in the Code; or (d) as to options only, if permitted by the Committee and so provided in the Incentive Agreement or an amendment thereto, (i) to Immediate Family Members, (ii) to a partnership in which the participant and/or Immediate Family Members, or entities in which the participant and/or Immediate Family Members are the sole owners, members or beneficiaries, as appropriate, are the sole partners, (iii) to a limited liability company in which the participant and/or Immediate Family Members, or entities in which the participant and/or Immediate Family Members are the sole owners, members or beneficiaries, as appropriate, are the sole members, (iv) to a trust for the sole benefit of the participant and/or Immediate Family Members or (v) to a charitable organization. “Immediate Family Members” shall be defined as the spouse and natural or adopted children or grandchildren of the participant and their spouses. To the extent that an incentive stock option is permitted to be transferred during the lifetime of the participant, it shall be treated thereafter as a nonqualified stock option. Any attempted assignment, transfer, pledge, hypothecation or other disposition of Incentives, or levy of attachment or similar process upon Incentives not specifically permitted herein, shall be null and void and without effect.

9.3.	Effect of Termination of Employment or Death. In the event that a participant ceases to be an employee of the Company or to provide services to the Company for any reason, including death, disability, early retirement or normal retirement, any Incentives may be exercised, shall vest or shall expire at such times as may be determined by the Committee and provided in the Incentive Agreement.

9.4.	Additional Conditions. Anything in this Plan to the contrary notwithstanding: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

9.5.	Adjustment. In the event of any recapitalization, stock dividend, stock split, combination of shares or other similar change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to outstanding Incentives, and all limitations on the number of shares that may be issued hereunder shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any option and the performance objectives of any Incentive, shall also be adjusted as and to the extent appropriate, in the reasonable discretion of the Committee, to provide participants with the same relative rights before and after such adjustment. No substitution or adjustment shall require the Company to issue a fractional share under the Plan and the substitution or adjustment shall be limited by deleting any fractional share.

9.6.	Withholding

A.	The Company shall have the right to withhold from any stock issued under the Plan or to collect as a condition of issuance or vesting, any taxes required by law to be withheld. At any time that a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with the lapse of restrictions on Common Stock or the exercise of an option, the participant may, subject to disapproval by the Committee, satisfy this obligation in whole or in part by electing (the “Election”) to deliver currently owned shares of Common Stock or to have the Company withhold shares of Common Stock, in each case having a value equal to the minimum statutory amount required to be withheld under federal, state and local law. The value of the shares to be delivered or withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined (“Tax Date”).

B.	Each Election must be made prior to the Tax Date. The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. If a participant makes an election under Section 83(b) of the Code with respect to shares of restricted stock, an Election to have shares withheld to satisfy withholding taxes is not permitted to be made.

9.7.	No Continued Employment. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation.

9.8.	Deferral Permitted. Payment of an Incentive may be deferred at the option of the participant if permitted in the Incentive Agreement.

9.9.	Amendments to or Termination of the Plan. The Board may amend or discontinue this Plan at any time; provided, however, that no such amendment may:

A.	without the approval of the shareholders, (i) except for adjustments permitted herein, increase the maximum number of shares of Common Stock that may be issued through the Plan, (ii) materially increase the benefits accruing to participants under the Plan, (iii) materially expand the classes of persons eligible to participate in the Plan, or (iv) amend Section 6.7 to permit repricing of options; or

B.	materially impair, without the consent of the recipient, an Incentive previously granted.

9.10.	Change of Control.

A.	A Change of Control shall mean:

i.	the acquisition by any person of beneficial ownership of 50% or more of the outstanding shares of the Common Stock or 50% or more of the combined voting power of SCP’s then outstanding securities entitled to vote generally in the election of directors; provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control:

a.	any acquisition (other than a Business Combination (as defined below) which constitutes a Change of Control under Section 9.10(A)(iii) hereof) of Common Stock directly from the Company,

b.	any acquisition of Common Stock by the Company,

c.	any acquisition of Common Stock by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or

d.	any acquisition of Common Stock by any corporation pursuant to a Business Combination that does not constitute a Change of Control under Section 9.10(A)(iii) hereof.

ii.	individuals who, as of January 1, 2002, constituted the Board of Directors of SCP (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to such date whose election, or nomination for election by SCP’s shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, unless such individual’s initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Incumbent Board; or

iii.	consummation of a reorganization, share exchange, merger or consolidation (including any such transaction involving any direct or indirect subsidiary of SCP) or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”); provided, however, that in no such case shall any such transaction constitute a Change of Control if immediately following such Business Combination:

a.	the individuals and entities who were the beneficial owners of SCP’s outstanding Common Stock and SCP’s voting securities entitled to vote generally in the election of directors immediately prior to such Business Combination have direct or indirect beneficial ownership, respectively, of more than 50% of the then outstanding shares of common stock, and more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the surviving or successor corporation, or, if applicable, the ultimate parent company thereof (the “Post-Transaction Corporation”), and

b.	except to the extent that such ownership existed prior to the Business Combination, no person (excluding the Post-Transaction Corporation and any employee benefit plan or related trust of either SCP, the Post-Transaction Corporation or any subsidiary of either corporation) beneficially owns, directly or indirectly, 50% or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or 50% or more of the combined voting power of the then outstanding voting securities of such corporation, and

c.	at least a majority of the members of the board of directors of the Post-Transaction Corporation were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors, providing for such Business Combination; or

iv.	approval by the shareholders of SCP of a complete liquidation or dissolution of SCP.

For purposes of this Section 9.10, the term “person” shall mean a natural person or entity, and shall also mean the group or syndicate created when two or more persons act as a syndicate or other group (including, without limitation, a partnership or limited partnership) for the purpose of acquiring, holding, or disposing of a security, except that “person” shall not include an underwriter temporarily holding a security pursuant to an offering of the security.

B.	Upon a Change of Control of the type described in clause (A)(i) or (A)(ii) of this Section 9.10 or immediately prior to any Change of Control of the type described in clause (A)(iii) or (A)(iv) of this Section 9.10, all outstanding Incentives granted pursuant to this Plan shall automatically become fully vested and exercisable, all restrictions or limitations on any Incentives shall automatically lapse and, unless otherwise provided in the applicable Incentive Agreement, all performance criteria and other conditions relating to the payment of Incentives shall be deemed to be achieved or waived by SCP without the necessity of action by any person. As used in the immediately preceding sentence, ‘immediately prior’ to the Change of Control shall mean sufficiently in advance of the Change of Control to permit the grantee to take all steps reasonably necessary (i) if an optionee, to exercise any such option fully and (ii) to deal with the shares purchased or acquired under any such option and any formerly restricted shares on which restrictions have lapsed so that all types of shares may be treated in the same manner in connection with the Change of Control as the shares of Common Stock of other shareholders.

C.	No later than 30 days after a Change of Control of the type described in subsections (A)(i) or (A)(ii) of this Section 9.10 and no later than 30 days after the approval by the Board of a Change of Control of the type described in subsections (A)(iii) or (A)(iv) of this Section 9.10, the Committee, acting in its sole discretion without the consent or approval of any participant (and notwithstanding any removal or attempted removal of some or all of the members thereof as directors or Committee members), may act to effect one or more of the alternatives listed below, which may vary among individual participants and which may vary among Incentives held by any individual participant:

i.	require that all outstanding options be exercised on or before a specified date (before or after such Change of Control) fixed by the Committee, after which specified date all unexercised options and all rights of participants thereunder shall terminate,

ii.	make such equitable adjustments to Incentives then outstanding as the Committee deems appropriate to reflect such Change of Control (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary),

iii.	provide for mandatory conversion of some or all of the outstanding options held by some or all participants as of a date, before or after such Change of Control, specified by the Committee, in which event such options shall be deemed automatically cancelled and the Company shall pay, or cause to be paid, to each such participant an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares subject to such option, as defined and calculated below, over the exercise price of such options or, in lieu of such cash payment, the issuance of Common Stock or securities of an acquiring entity having a Fair Market Value equal to such excess, or

iv.	provide that thereafter, upon any exercise of an option, the holder shall be entitled to purchase or receive under such option, in lieu of the number of shares of Common Stock then covered by such option, the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the holder would have been entitled pursuant to the terms of the agreement providing for the reorganization, share exchange, merger, consolidation or asset sale, if, immediately prior to such Change of Control, the holder had been the record owner of the number of shares of Common Stock then covered by such option.

D.	For the purposes of paragraph (iii) of Section 9.10(C), the “Change of Control Value” shall equal the amount determined by whichever of the following items is applicable:

i.	the per share price to be paid to holders of Common Stock in any such merger, consolidation or other reorganization,

ii.	the price per share offered to holders of Common Stock in any tender offer or exchange offer whereby a Change of Control takes place,

iii.	in all other events, the fair market value per share of Common Stock into which such options being converted are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of conversion of such options, or

iv.	in the event that the consideration offered to holders of Common Stock in any transaction described in this Section 9.10 consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered that is other than cash.

9.11.	Definition of Fair Market Value. Whenever “Fair Market Value” of Common Stock shall be determined for purposes of this Plan, it shall be determined as follows: (i) if the Common Stock is listed on an established stock exchange or any automated quotation system that provides sale quotations, the closing sale price for a share of the Common Stock on such exchange or quotation system on the applicable date, or if no sale of the Common Stock shall have been made on that day, on the next preceding day on which there was a sale of the Common Stock; (ii) if the Common Stock is not listed on any exchange or quotation system, but bid and asked prices are quoted and published, the mean between the quoted bid and asked prices on the applicable date, and if bid and asked prices are not available on such day, on the next preceding day on which such prices were available; and (iii) if the Common Stock is not regularly quoted, the fair market value of a share of Common Stock on the applicable date as established by the Committee in good faith.

9.12.	Incentive Agreements. Each award of an Incentive hereunder shall be evidenced by an agreement or notice delivered to the participant, by paper copy or electronic copy, that shall specify the terms and conditions thereof and any rules applicable thereto, including but not limited to the effect on such Incentive of the participant’s ceasing to be employed by or to provide services to the Company. The Incentive Agreement may also provide for the forfeiture of an Incentive in the event that the participant competes with the Company or engages in other activities that are harmful to or against the interests of the Company.

[FRONT]

SCP POOL CORPORATION

109 NORTHPARK BOULEVARD, SUITE 400

COVINGTON, LOUISIANA 70433-5001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

SCP POOL CORPORATION

The undersigned hereby appoints Craig K. Hubbard and A. David Cook, or either of them, as proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all shares of Common Stock of SCP Pool Corporation (the “Company”) held of record by the undersigned on March 12, 2004, at the annual meeting of stockholders to be held at the office of Jones, Walker, Waechter, Poitevent, Carrere & Denegre L.L.P., at 201 St. Charles Avenue, New Orleans, Louisiana 70170-5100, on May 6, 2004, or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED BELOW AND FOR PROPOSAL 2, 3 AND 4.

1.	Election of Directors

☐	FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below

INSTRUCTIONS: To withhold authority to vote for any nominee, strike a line through the nominee’s name listed below.

Wilson B. Sexton	Robert C. Sledd
Andrew W. Code	John E. Stokely
James J. Gaffney	Harlan F. Seymour
Manuel J. Perez de la Mesa	George T. Haymaker, Jr.

2.	Approval of an amendment to the Company’s Amended Certificate of Incorporation to increase the number of authorized shares of the Company’s Common Stock from 40,000,000 to 100,000,000.

☐ FOR                    ☐ AGAINST                    ☐ ABSTAIN

3.	Approval of an amendment to the Company’s 2002 Long-Term Incentive Plan to increase the maximum number of shares of the Company’s Common Stock authorized for issuance thereunder from 1,050,000 to 1,800,000 shares.

☐ FOR                    ☐ AGAINST                    ☐ ABSTAIN

4.	Ratification of the retention of Ernst & Young LLP as the Company’s independent auditors.

☐ FOR                    ☐ AGAINST                    ☐ ABSTAIN

5.	In their discretion, to transact such other business as may properly come before the meeting and any adjournments thereof.

(Please See Reverse Side)

[REVERSE SIDE]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR ALL OF THE DIRECTOR NOMINEES NAMED ABOVE AND FOR PROPOSALS 2, 3 AND 4. THE PROXY HOLDERS NAMED ABOVE WILL VOTE IN THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

Date: , 2004

Signature of Stockholder

Additional Signature, if held jointly

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPLY USING THE ENCLOSED ENVELOPE.